UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 28, 2011 (Date of earliest event reported)

US GEOTHERMAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34023	84-1472231
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

1505 Tyrell Lane, Boise, Idaho 83706
(Address of principal executive offices)

208-424-1027
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 28, 2011, the US Geothermal Inc. (the “Company”) entered into agreements (the “Subscription Agreement”) with a limited number of strategic European investment funds (collectively, the “Investors”), pursuant to which to which the Investors have agreed to acquire, in total, 5,000,000 Units (a “Unit”) of the Company at a price of US$1.00. Each Unit consists of one share of common stock of the Company and one half of one common stock purchase warrant (a “Warrant”). Each Warrant will entitle the holder thereof to acquire one additional share of common stock of the Company for a period of 12 months following the closing of the offering for US$1.075 per share of common stock. The gross proceeds of the Unit offering are expected to be approximately US$5,000,000. A placement agent fee of 2.8% of the total number of Units is payable in conjunction with the portion of the offering outside the United States.

The Subscription Agreement contains representations, warranties and covenants of the Company that are customary for transactions of this type and customary conditions to closing. The shares are expected to be delivered to the Investors on or about March 4, 2011, subject to the satisfaction of customary closing conditions.

The common stock and warrants were registered for offer and sale on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), by the Company’s Registration Statement on Form S-3, as amended (Registration No. 333-170202), which was declared effective by the Securities and Exchange Commission (the “SEC”) on December 1, 2010 (the “Shelf Registration Statement”). In connection with this Offering, the Company will file with the SEC a prospectus supplement pursuant to Rule 424(b) under the Securities Act.

A copy of the form of Subscription Agreement and the form of Warrant to be issued in connection with the Offering are filed herewith as Exhibits 10.1 and 4.1, respectively, and are incorporated herein by reference. The foregoing description of the Subscription Agreement and the documentation related thereto does not purport to be complete and is qualified in its entirety by reference to such Exhibits. This report on Form 8-K is being filed in part for the purposes of incorporating Exhibits 10.1 and 4.1 by reference as exhibits to the Shelf Registration Statement.

Item 7.01 Regulation FD Disclosure

On February 28, 2011, the Company issued a press release entitled “U.S. Geothermal Announces $5 Million Financing With Strategic Investors.” The press release is attached hereto as Exhibit 99.1. The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Form of Subscription Agreement
4.1	Form of Warrant
99.1	Press release of U.S. Geothermal Inc. dated February 28, 2011 entitled “U.S. Geothermal Announces $5 Million Financing With Strategic Investors”

SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 28, 2011	U.S. Geothermal Inc.

By: /s/ Kerry D. Hawkley
Kerry D. Hawkley
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Subscription Agreement
4.1	Form of Warrant
99.1	Press release of U.S. Geothermal Inc. dated February 28, 2011 entitled “U.S. Geothermal Announces $5 Million Financing With Strategic Investors”